UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21297

Pebblebrook Fund, Inc.

(Exact name of registrant as specified in charter)

13047 Pebblebrook Drive

Houston, Texas 77079

(Address of principal executive offices)

(Zip code)

Bill Cross

13047 Pebblebrook Drive

Houston, Texas 77079

(Name and address of agent for service)

Registrant's telephone number, including area code: 713-463-9019

Date of fiscal year end: April 30

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Pebblebrook Fund

April 30, 2004

Pebblebrook Fund, Inc.

Letter to Shareholders

April 30, 2004

Dear Shareholders,

During the twelve-month period ended April 30, 2004 the Pebblebrook Fund posted a total return of 7.93%. For comparison purposes the Dow Jones Industrial Average posted a total return of 23.32%. Please see the accompanying financial statements for more detailed information on the Pebblebrook Fund. All return data include reinvested dividends. It does not reflect the impact of taxes.

The Year in Review

2003 proved to be a fantastic year for the stock market. After moving sideways the first part of 2003 the market took off after victory in Iraq became apparent. Fiscal and monetary stimulus was very helpful, too. This was welcome relief after 3 straight sub par years for the stock market. The market ended 2003 at its peak for the year. Further gains were made in early 2004. However, the market moved sideways from February through April of 2004 when the peace in Iraq turned ugly, the price of oil drove toward $40 per barrel, terrorism returned, inflation crept back into the picture and the prospect of higher interest rates took center stage. Yet the mighty United States economy continued to strengthen despite the negative overhang. True, the employment picture remained weak. However, few doubt that employment eventually will return as the economy grows.

Pebblebrook Fund Discussion

2003 was the first year of operations for the Pebblebrook Fund. The fund became effective on May 21, 2003. The first stock was bought on June 26, 2003. The balance of 2003 was devoted to building the portfolio. At the end of the period the fund held 64 positions. The top 3 holdings were Kimberly Clark, Berkshire Hathaway (Class B) and Exxon Mobil.

As 2004 came into focus the Pebblebrook Fund maintained a cautious stance. The fund held a very healthy 18% cash position at the end of April 2004. We continue to believe the potential for terrorist mischief remains high evidenced by the Al Qaeda bombing in Spain and the subsequent turning out of the Spanish government, which had been a strong U.S. supporter in Iraq. Our view is that prudence is the best approach given this level of uncertainty in the world. From our perspective the Pebblebrook Fund is positioned to capture most of the market's upside while protecting shareholder money against a sudden terrorist shock. We believe that it is unwise to become complacent particularly in view of the public threats coming from the terrorists. The terrorists in fact may be able to pull off something despite the best vigilance of the U.S. authorities.

Looking forward we are optimistic. We believe investors will be rewarded provided they stay committed to a long-term investment strategy. As mentioned we remain cautious. Our goal at Pebblebrook is to grow our investor's money over the long haul while keeping a sharp eye on the risk/reward ratio in the marketplace. The economy of the United States is strong and the American people are a resilient lot. Yet the world is in flux. Our view is that investors must become adjusted to the prospect of sudden shocks to the economy from forces outside of their control, namely terrorism. The Bush administration continues to remind us that the United States is at war. However, few seem to notice or take the issue seriously.

As we have said before we consider it an honor to manage your money. We take our responsibility seriously, and appreciate your investment in the Pebblebrook Fund.

Respectfully,

/s/ Bill Cross

President, Pebblebrook Fund, Inc.

Portfolio Manager, Cross Investment Management, LLC

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of the Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee that market forecasts discussed will be realized.

Dow Jones Industrial Average v. Pebblebrook Fund Based on $10,000 Initial Investment

Average Annualized Total Returns

1 Year	7.93%
Since Inception*	7.93%
* From June 23, 2003.

This chart assumes an initial investment of $10,000 made on November 23, 1998. Past Performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed may be worth more or less then their original cost. All returns reflect reinvestment of dividends but not reflect the impact of taxes.

Pebblebrook Fund

	Schedule of Investments
		April 30, 2004

Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS

Accident & Health Insurance
150	Aon Corp.	$3,909	0.74%

Electric Services
400	Duke Energy Co.	8,424	1.59%

Electronic & Other Electrical Equipment
200	Emerson Electric Co.	12,044
200	General Electric Co.	5,990
		18,034	3.41%

Federal & Federally-Sponsored
100	Federal Home Loan Mortgage Corp.	5,840
50	Student Loan Corp.	7,080
		12,920	2.45%

Finance Services
200	First Data Corp.	9,078	1.72%

Fire, Marine & Casualty Insurance
100	Allstate Corp.	4,590
100	American International Group, Inc.	7,165
		11,755	2.22%

Gold And Silver Ores
100	Barrick Gold Corp.	1,923	0.36%

Grain Mill Products
200	General Mills, Inc.	9,750	1.85%

Heating Equip, Except Electrical
50	Fortune Brands, Inc.	3,812	0.72%

Hospital & Medical Service Plans
100	UnitedHealth Group	6,148	1.16%

Industrial Inorganic Chemicals
400	Praxair, Inc.	14,620	2.77%

Investment Advice
100	Alliance Capital Management Holding LP.	3,335
100	Franklin Resources, Inc.	5,483
		8,818	1.67%

Life Insurance
100	HCA, Inc.	4,063	0.77%

Measuring and Controlling Devices
150	Thermo Electron Corp. *	4,380	0.83%

Metal Mining
300	BHP Billiton Ltd. ADR	4,923	0.93%

Miscellaneous Publishing
125	ProQuest Co.	3,337	0.63%

Motor Vehicles and Passenger Car Bodies
100	General Motors, Corp.	4,742	0.90%

National Commercial Banks
200	Bank Of America Corp.	16,098
275	Citigroup, Inc.	13,225
100	MBNA Corp.	2,438
100	Mellon Financial Markets, LLC.	2,964
100	North Fork Bancorp	3,712
100	Wells Fargo & Co.	5,646
		44,083	8.34%

Natural Gas Transmisison
75	Kinder Morgan, Inc.	4,516	0.85%

Newspapers: Publishing Or Public
100	Gannett Co.	8,668	1.64%

Offices Of Holding Companies
6	Berkshire Hathaway Class B	18,714	3.54%

Opeators Of Nonresidential Buildings
50	Forest City Enteprises Class A	2,622	0.50%

Orthopedic, Prosthetic & Surgical
50	Zimmer Holdings, Inc.	3,993	0.76%

Paper Mills
325	Kimberly-Clark Corp.	21,271	4.03%

Petroleum Refining
100	British Petroleum Co. PLC. ADR	5,290
200	ConocoPhillips	14,260
400	Exxon Mobil Corp.	17,020
		36,570	6.92%

Pharmaceutical Preparations
200	Bristol Myers Squibb Co.	5,020
250	Johnson & Johnson	13,507
125	Lilly, Eli & Co.	9,226
100	Merck & Co. Inc.	4,700
		32,453	6.14%

Public Bldg & Related Furniture
100	Johnson Controls, Inc.	5,486	1.04%

Radiotelephone Communications
200	Nextel Communications, Inc. A	4,770	0.90%

Railroads, Line-Haul Operating
100	Burlington Northern Santa Fe	3,270	0.62%

Real Estate Agents & Managers
200	Cendant Corp.	4,736	0.90%

Savings Institution, Federally
200	Washington Mutual Bank	7,878
100	Golden West Financial Corp.	10,511
		18,389	3.48%

Search, Detection, Navagation,
40	Northrup Grumman	3,970	0.75%

Security & Commodity Brokers
50	Chicago Mercantile Exchange Holdings, Inc. A	5,865	1.11%

Services-Consumer Credit Reports
200	Equifax, Inc.	4,902
100	Moody's Corp.	6,451
		11,353	2.15%

Services-General Medical
500	Tenet Healthcare Corp. *	5,880	1.11%

Services-Prepackaged Software
100	Microsoft Corp.	2,613	0.49%

State Commercial Banks
100	State Street Corp.	4,880	0.92%

Surgical & Medical Instruments
100	Baxter, Inc.	3,165	0.60%

Telephone Communications
400	SBC Communications, Inc.	9,960	1.89%

Title Insurance
110	Fidelity National Financial, Inc.	4,026	0.76%

Wholesale-Groceries, General
100	Performance Food Group	3,514	0.67%

TOTAL COMMON STOCK (COST $369,178)		$395,403	74.84%

MUTUAL FUNDS
125	Ishares Russell Midcap Index Funds	7,279	1.38%

TOTAL MUTUAL FUNDS (COST $7,540)		$7,279	1.38%

REAL ESTATE INVESTMENT TRUSTS
50	Alexandria Real Estate Equities, Inc.	2,841
100	Equity Office Properties Trust	2,517
200	John Wiley Class A	6,120
100	Public Storage, Inc.	4,179
50	Streettracks Series Trust	7,051
		22,708	4.30%

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $22,802)		22,708	4.30%

UNIT INVESTMENT TRUSTS
60	Streettracks DJ US L/C Value	7,419	1.40%

TOTAL UNIT INVESTMENT TRUSTS (COST $7,645)		$7,419	1.40%

CASH EQUIVALENTS
95,604	First American Treasury Obligation Fund Cl S .37% **	$95,604	18.09%

	TOTAL INVESTMENTS (Cost $502,769)	$528,413	100.01%

	Liabilities in Excess of Other Assets	($49)	-0.01%

		$528,364	100.00%

The accompanying notes are an integral part of the financial statements.

Pebblebrook Fund

Statement of Assets and Liabilities
April 30, 2004

Assets:
Investment Securities at Market Value	$ 528,413
(Cost - $502,769)
Receivables:
Dividends and Interest	611
Total Assets	529,024
Liabilities
Advisory Fees Payable	660
Total Liabilities	660
Net Assets	$ 528,364
Net Assets Consist of:
Capital Paid In	501,696
Accumulated Undistributed Net Investment Income	304
Accumulated Realized Gain (Loss) on Investments - Net	720
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	25,644
Net Assets, for 24,505 Shares Outstanding
(1,000,000 shares authorized, $.01 par value)	$ 528,364
Net Asset Value and Redemption Price
Per Share ($528,364/24,505 shares)	$ 21.56

The accompanying notes are an integral part of the financial statements.

Pebblebrook Fund

Statement of Operations
For the period ended April 30, 2004

Investment Income:
Dividends	$ 5,169
Interest	460
Total Investment Income	5,629
Expenses: (Note 3)
Management Fees	5,023
Total Expenses	5,023

Net Investment Income	606

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	941
Change in Unrealized Appreciation (Depreciation) on Investments	25,644
Net Realized and Unrealized Gain (Loss) on Investments	26,585

Net Increase (Decrease) in Net Assets from Operations	$ 27,191

The accompanying notes are an integral part of the financial statements.

Pebblebrook Fund

Statement of Changes in Net Assets
6/23/2003 **
to
4/30/2004
From Operations:
Net Investment Income (Loss)	$ 606
Net Realized Gain (Loss) on Investments	941
Change in Net Unrealized Appreciation (Depreciation)	25,644
Increase (Decrease) in Net Assets from Operations	27,191
From Distributions to Shareholders:
Net Investment Income	(302)
Net Realized Gain from Security Transactions	(221)
Net Change in Net Assets from Distributions	(523)

From Capital Share Transactions:
Proceeds From Sale of Shares	292,801
Shares Issued on Reinvestment of Dividends	523
Cost of Shares Redeemed	(4,412)
Net Increase (Decrease) from Shareholder Activity	288,912

Net Increase (Decrease) in Net Assets	315,580

Net Assets at Beginning of Period	212,784
Net Assets at End of Period (including accumulated
undistributed net investment income of $304)	$ 528,364

Share Transactions:
Issued	14,044
Reinvested	24
Redeemed	(202)
Net increase (decrease) in shares	13,866
Shares outstanding beginning of period	10,639
Shares outstanding end of period	24,505

The accompanying notes are an integral part of the financial statements.

Pebblebrook Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	6/23/2003 **
	to
	4/30/2004
Net Asset Value -
Beginning of Period	$ 20.00
Net Investment Income/(Loss)	0.03
Net Gains or Losses on Securities
(realized and unrealized)	1.55
Total from Investment Operations	1.58

Distributions (From Net Investment Income)	(0.02)
Distributions (From Capital Gains)	(0.01)
Total Distributions	(0.03)

Net Asset Value -
End of Period	$ 21.56
Total Return (a)	7.93%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	528

Ratio of Expenses to Average Net Assets	1.50%	*
Ratio of Net Income to Average Net Assets	0.18%	*

Portfolio Turnover Rate	21.32%	*

* Annualized
** Commencement of operations.
*** Not Annualized
(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.

The accompanying notes are an integral part of the financial statements.

PEBBLEBROOK FUND, INC.

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2004

1.)

ORGANIZATION

The Pebblebrook Fund, Inc. (the ”Fund”) was organized as a non-diversified mutual fund on May 21, 2003 and commenced operations on June 23, 2003.  The Fund is an open-end investment company established under the laws of Texas by Articles of Incorporation dated January 30, 2003. The Pebblebrook Fund is a value fund seeking capital appreciation. Significant accounting policies of the Fund are presented below:

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund`s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year`s Day, Martin Luther King Day, President`s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser`s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Directors, and investments in fixed income securities with a maturity of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Directors has determined will represent fair value.

SECURITY TRANSACTION TIMING:

Security transactions are recorded on the date transactions are entered into (the trade date).  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded as earned.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

The Fund intends to comply with requirements of Sub-Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryfowards generated in prior years will be used to offset a portion of current year’s net realized gains.

ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Cross Investment Management, LLC. (“the Adviser”).  The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.50% of the average daily net assets of the fund for investment adviser services. As a result of the above calculation, for the period ended April 30, 2004, the Adviser received management fees totaling $5,023.

Cross Investment Management, LLC pays all operating expenses of the Fund with the exception of taxes, interest, brokerage commissions and extraordinary expenses.

4.)

RELATED PARTY TRANSACTIONS

Control persons of Cross Investment Management, LLC. also serve as directors/officers of the Fund.  These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.  The Fund has entered into agreements with Mutual Shareholder Services (“MSS”) for the fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Fund.  Fees paid to MSS are paid by the Adviser.

5.)

CAPITAL STOCK

The authorized capitalization of the Fund consists of 1,000,000 shares of common stock of $0.01 par value per share. Paid in capital at April 30, 2004 was $501,696 representing 24,505 shares outstanding.

6.)

PURCHASES AND SALES OF SECURITIES

For the period from June 23, 2003 to April 30, 2004, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $461,215 and $54,990 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.)

SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at April 30, 2004 was $502,769.

At April 30, 2004, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
33,303	(7,659)	25,644

8.)

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2004, Bill Cross, in aggregate, owned more than 43% of the Pebblebrook Fund.

 9.)

 DISTRIBUTIONS TO SHAREHOLDERS

On December 29, 2003 a distribution of $.03 per share was declared.  The dividend was paid on December 30, 2003, to shareholders of record on December 30, 2003.

The tax character of distributions paid during the period ended April 30, 2004 were as follows:

Distributions from:
Ordinary Income	$302
Short-Term Capital Gain	221
Long-Term Capital Gain	0
$523

As of April 30, 2004 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary income/ (accumulated losses)	$ 1,024
Undistributed Long-term capital gain/ (accumulated losses)	0
Unrealized appreciation/ (depreciation)	25,644
$26,668

There were no differences between book basis and tax-basis unrealized appreciation (depreciation).

10.) CHANGE OF ACCOUNTANTS

On January 23, 2004, McCurdy & Associates CPA’s, Inc. (“McCurdy”) notified the Fund of its intention to resign as the Fund’s independent auditors upon selection of replacement auditors.

On April 1, 2004 the Fund’s Audit Committee and Board of Directors selected Cohen McCurdy, Ltd. (“Cohen”) to replace McCurdy as the Fund’s auditors for the period year ending April 30, 2004, to be effective upon resignation of McCurdy.

 On April 9, 2004, upon receipt of notice that Cohen was selected as the Fund’s auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy’s report on the Fund’s financial statements as of June 23, 2003 date of commencement of operations contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the period stated above, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of McCurdy would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods.

Neither the Fund nor anyone on its behalf consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a) (1) (v) of said Item 304).

Board of Directors

Bill Cross

Deanna Sullivan

Curt Frisby

Investment Adviser

Cross Investment Management, LLC

13047 Pebblebrook Drive

Houston, TX 77079

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd. Suite C

Brecksville, OH 44141

Custodian

U.S. Bank , NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

Cohen McCurdy Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, OH 44145

This report is provided for the general information of the shareholders of the Pebblebrook Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has not adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

Item 3. Audit Committee Financial Expert.

An Audit Committee Financial Expert has not been selected due to the small size and scope of the fund.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2003

$ 8,117

(b)

Audit-Related Fees

Registrant

FY 2003

$ 0

(c)

Tax Fees

Registrant

FY 2003

$ 795

Nature of the fees:

Fund tax statement.

(d)

All Other Fees

Registrant

FY 2003

$ 365

Nature of the fees:

Miscellaneous tax fees

(e)

(1)

Audit Committee’s Pre-Approval Policies

Not available.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2003

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 28, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not available.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pebblebrook Fund, Inc.

By /s/Bill Cross

*Bill Cross

President and Treasurer

Date July 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bill Cross

*Bill Cross

President and Treasurer

Date July 9, 2004

* Print the name and title of each signing officer under his or her signature.